UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)             September 28, 2009
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 28, 2009, Unisys Corporation was informed that it was not selected by the U.S. Transportation Security Administration to continue as the prime contractor on the TSA's Information Technology Infrastructure Program contract after the current contract expires in February 2010. Unisys plans to review its options.

Unisys began working for TSA shortly after the agency was established and was instrumental in creating and managing the IT infrastructure that enabled the TSA to meet its November 2002 deadline to become mission-ready. Since then, Unisys has supported TSA in its efforts to improve the protection of passengers, cargo, people and physical assets at U.S. airports.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: September 28, 2009                          By: /s/ Janet B. Haugen
                                                      -------------------
                                                      Janet B. Haugen
                                                      Senior Vice President and
                                                      Chief Financial Officer